UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-03495

DWS Money Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2013

Annual Report

to Shareholders

Cash Reserves Fund Institutional

Contents
Cash Reserves Fund Institutional
3 Portfolio Management Review
7 Statement of Assets and Liabilities
8 Statement of Operations
9 Statement of Changes in Net Assets
10 Financial Highlights
11 Notes to Financial Statements
15 Report of Independent Registered Public Accounting Firm
16 Information About Your Fund's Expenses
17 Tax Information
Cash Management Portfolio
19 Investment Portfolio
37 Statement of Assets and Liabilities
38 Statement of Operations
38 Statement of Changes in Net Assets
40 Financial Highlights
41 Notes to Financial Statements
45 Report of Independent Registered Public Accounting Firm
45 Other Information
47 Advisory Agreement Board Considerations and Fee Evaluation
52 Board Members and Officers
58 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors of the fund may have a significant adverse effect on the share price of the fund. See the prospectus for specific details regarding the fund's risk profile.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dbadvisorsliquidity.com/US for the fund's most recent month-end performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Yields fluctuate and are not guaranteed.

Investment Objective
The fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. The fund is a feeder fund that invests substantially all of its assets in a "master portfolio," the Cash Management Portfolio, which will invest directly in securities and other instruments. The Cash Management Portfolio has the same investment objective as the fund.

In the first quarter of 2013, the European sovereign debt problem, which had calmed considerably through the actions of the European Central Bank, flared up again as an issue for global investors when a banking crisis in Cyprus reached the boiling point; however, the crisis was quickly resolved. Meanwhile, the U.S. economy began to benefit from gradually increasing housing prices and steady, if unspectacular, employment gains. In late May 2013, equity and longer-term fixed-income investors were temporarily rattled by hints from the U.S. Federal Reserve Board (the Fed) that it could begin to taper its monthly asset purchases toward the end of 2013. By November 2013, U.S. job creation had picked up considerably, and speculation that the Fed would begin to taper in January or March 2014 started to build. When the Fed made its December 18, 2013 announcement that it would begin tapering in January 2014, financial markets took the news very much in stride. This was because a stream of more favorable economic data had increased overall investor confidence that the U.S. recovery is sustainable. In the money market area, we have seen a continued supply/demand imbalance, including a significant reduction in the supply of Treasury money market securities due to the shrinking federal budget deficit.

Fund Performance (as of December 31, 2013)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in this fund is not insured or guaranteed by the FDIC or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price.
7-Day Current Yield
December 31, 2013	.01%*
December 31, 2012	.05%*
* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please visit our Web site at dbadvisorsliquidity.com/US for the product's most recent month-end performance.

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the fund during the period.

During the past 12 months ending December 31, 2013, we continued to hold a large percentage of portfolio assets in short-maturity instruments for yield, high credit quality and liquidity purposes. We also maintained a conservative average maturity, with fund assets broadly diversified among a number of sectors, including banks, asset-backed commercial paper, corporate issues, and sovereign and U.S. government debt. In addition, we focused on favorable geographical areas for money market investment, such as Canada, Australia, Scandinavia, the United States and Japan. Based on benign credit conditions and our belief that short-term rates will remain very low for a long period, we extended the fund's weighted average maturity moderately during the fourth quarter.

Negative Contributors to Fund Performance

The types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Outlook and Positioning

The Fed's tapering of its quantitative easing program has begun, and we believe over time this should benefit money funds by increasing supply — i.e., by leaving more Treasury, agency and mortgage-backed securities in circulation as collateral for money market instruments. We believe this should, in turn, create some upward pressure on short-term rates. However, we believe that any bump up in supply, and resulting incremental increases in money market yields, will not be felt until later this year.

We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Sovereign debt is debt that is issued by a national government.

Mortgage-backed securities are bonds that are secured by mortgage debt.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investment in Cash Management Portfolio, at value	$1,365,795,887
Receivable for Fund shares sold	950,460
Due from Advisor	3,931
Other assets	2,557
Total assets	1,366,752,835
Liabilities
Distributions payable	3,915
Accrued Trustees' fees	1,623
Other accrued expenses and payables	99,832
Total liabilities	105,370
Net assets, at value	$1,366,647,465
Net Assets Consist of
Accumulated net realized gain (loss)	(238,904)
Paid-in capital	1,366,886,369
Net assets, at value	$1,366,647,465
Net Asset Value
Net Asset Value, offering and redemption price per share ($1,366,647,465 ÷ 1,367,096,143 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Income and expenses allocated from Cash Management Portfolio: Interest	$4,110,888
Expenses*	(2,657,797)
Net investment income allocated from Cash Management Portfolio	1,453,091
Expenses: Administration fee	1,899,751
Services to shareholders	66,100
Service fees	47,239
Professional fees	37,442
Reports to shareholders	29,219
Registration fees	26,582
Trustees' fees and expenses	5,878
Other	33,661
Total expenses before expense reductions	2,145,872
Expense reductions	(1,068,009)
Total expenses after expense reductions	1,077,863
Net investment income	375,228
Net realized gain (loss) allocated from Cash Management Portfolio	22,534
Net increase (decrease) in net assets resulting from operations	$397,762

* Net of $450,998 Advisor reimbursement allocated from Cash Management Portfolio for the year ended December 31, 2013.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$375,228	$1,708,398
Net realized gain (loss)	22,534	14,130
Net increase (decrease) in net assets resulting from operations	397,762	1,722,528
Distributions to shareholders from: Net investment income	(396,227)	(1,708,401)
Fund share transactions: Proceeds from shares sold	20,444,803,483	20,287,957,169
Reinvestment of distributions	270,851	1,213,016
Payments for shares redeemed	(20,735,692,063)	(20,625,004,225)
Net increase (decrease) in net assets from Fund share transactions	(290,617,729)	(335,834,040)
Increase (decrease) in net assets	(290,616,194)	(335,819,913)
Net assets at beginning of period	1,657,263,659	1,993,083,572
Net assets at end of period (including undistributed net investment income of $0 and $0, respectively)	$1,366,647,465	$1,657,263,659
Other Information
Shares outstanding at beginning of period	1,657,713,872	1,993,547,912
Shares sold	20,444,803,483	20,287,957,169
Shares issued to shareholders in reinvestment of distributions	270,851	1,213,016
Shares redeemed	(20,735,692,063)	(20,625,004,225)
Net increase (decrease) in Fund shares	(290,617,729)	(335,834,040)
Shares outstanding at end of period	1,367,096,143	1,657,713,872

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
	2013		2012	2011		2010	2009
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00
Income from investment operations: Net investment income	.000	a	.001	.000	a	.001	.004
Net realized gain (loss)a	.000		.000	.000		.000	.000
Total from investment operations	.000	a	.001	.000	a	.001	.004
Less distributions from: Net investment income	(.000	)a	(.001)	(.000	)a	(.001)	(.004)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00
Total Return (%)b	.02		.07	.05		.13	.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,367		1,657	1,993		4,040	6,409
Ratio of expenses before expense reductions, including expenses allocated from Cash Management Portfolio (%)	.27		.28	.28		.28	.31
Ratio of expenses after expense reductions, including expenses allocated from Cash Management Portfolio (%)	.20		.21	.21		.20	.21
Ratio of net investment income (%)	.02		.07	.05		.12	.36
a Amount is less than $.0005. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Cash Reserves Fund Institutional (the "Fund'') is a diversified series of DWS Money Market Trust (the "Trust''), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a feeder fund that seeks to achieve its investment objective by investing substantially all of its investable assets in a master portfolio, the Cash Management Portfolio (the "Portfolio''), an open-end management investment company registered under the 1940 Act and organized as a New York trust advised by Deutsche Investment Management Americas Inc. ("DIMA'' or the "Advisor''), an indirect, wholly owned subsidiary of Deutsche Bank AG. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. At December 31, 2013, the Fund owned approximately 7% of the Portfolio.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $239,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforward	$(239,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2013	2012
Distributions from ordinary income*	$396,227	$1,708,401

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives an allocation of the Portfolio's net investment income and net realized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor serves as the investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure listed above in Note A.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from January 1, 2013 through September 30, 2014, DIMA has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund, including expenses of the Portfolio allocated to the Fund, to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.21% of the Fund's average daily net assets.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

For the year ended December 31, 2013, the Administration Fee was $1,899,751, of which $965,641 was waived and $33,777 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DISC aggregated $55,129, all of which was waived.

Shareholder Servicing Fee. DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firm services. For the year ended December 31, 2013, the Service Fee was as follows:
	Total Aggregated	Waived	Annual Effective Rate
Cash Reserves Fund Institutional	$47,239	$47,239	.00%

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DIMA included in Statement of Operations under "reports to shareholders" aggregated $15,980, of which $7,936 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2013, there was one shareholder account that held approximately 10% of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Money Market Trust and Shareholders of Cash Reserves Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Reserves Fund Institutional (hereafter referred to as the "Fund'') at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements'') are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 21, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2013 to December 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2013 (Unaudited)
Actual Fund Return*
Beginning Account Value 7/1/13	$1,000.00
Ending Account Value 12/31/13	$1,000.06
Expenses Paid per $1,000**	$.91
Hypothetical 5% Fund Return*
Beginning Account Value 7/1/13	$1,000.00
Ending Account Value 12/31/13	$1,024.30
Expenses Paid per $1,000**	$.92

* Expenses include amounts allocated proportionally from the master portfolio.

** Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio
Cash Reserves Fund Institutional	.18%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 2.89% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

(The following financial statements of the Cash Management Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2013
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 10.2%
Banco del Estado de Chile:
0.21%, 2/18/2014	48,111,000	48,111,000
0.26%, 5/14/2014	15,300,000	15,300,000
0.26%, 5/15/2014	50,000,000	50,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.2%, 2/7/2014	38,011,000	38,011,000
BNP Paribas, 0.2%, 2/3/2014	72,500,000	72,500,000
China Construction Bank Corp., 0.4%, 1/30/2014	127,000,000	127,000,000
DNB Bank ASA:
0.17%, 4/4/2014	129,000,000	129,000,000
0.21%, 5/27/2014	125,000,000	125,000,000
DZ Bank AG, 0.25%, 3/17/2014	105,000,000	105,000,000
Industrial & Commercial Bank of China Ltd.:
0.4%, 1/21/2014	45,750,000	45,750,000
0.4%, 1/22/2014	45,000,000	45,000,000
International Business Machines Corp., 1.25%, 5/12/2014	35,000,000	35,122,578
Kreditanstalt Fuer Wiederaufbau:
0.211%, 2/28/2014	50,000,000	49,995,080
0.22%, 4/11/2014	82,000,000	81,991,759
Mitsubishi UFJ Trust & Banking Corp., 0.21%, 1/28/2014	36,924,000	36,924,000
Mizuho Bank Ltd.:
0.21%, 4/1/2014	58,000,000	58,000,000
0.22%, 1/15/2014	93,643,000	93,643,000
0.22%, 2/26/2014	169,076,000	169,076,000
Nordea Bank Finland PLC:
0.25%, 1/6/2014	100,000,000	100,000,000
0.25%, 1/14/2014	100,000,000	100,000,000
Norinchukin Bank:
0.22%, 1/14/2014	65,000,000	65,000,000
0.22%, 2/14/2014	60,100,000	60,100,000
0.22%, 3/18/2014	50,000,000	50,000,000
Rabobank Nederland NV:
0.245%, 6/12/2014	140,000,000	140,000,000
0.405%, 1/8/2014	44,000,000	44,001,150
Skandinaviska Enskilda Banken AB, 0.275%, 5/8/2014	100,000,000	99,998,239
Sumitomo Mitsui Banking Corp.:
0.11%, 1/6/2014	9,750,000	9,750,000
0.21%, 2/18/2014	32,500,000	32,500,000
Toronto-Dominion Bank, 0.2%, 2/12/2014	1,750,000	1,750,000
Wells Fargo Bank NA, 0.2%, 5/27/2014	38,000,000	38,000,000
Total Certificates of Deposit and Bank Notes (Cost $2,066,523,806)		2,066,523,806

Commercial Paper 38.5%
Issued at Discount** 31.3%
Antalis U.S. Funding Corp.:
144A, 0.11%, 1/2/2014	22,000,000	21,999,933
144A, 0.14%, 1/3/2014	31,642,000	31,641,754
Australia & New Zealand Banking Group Ltd.:
0.17%, 3/4/2014	57,160,000	57,143,265
0.19%, 3/4/2014	85,000,000	84,972,186
Bank Nederlandse Gemeenten:
0.21%, 1/24/2014	23,564,000	23,560,838
0.22%, 4/22/2014	150,000,000	149,898,250
0.22%, 6/17/2014	150,000,000	149,846,917
0.23%, 1/24/2014	20,000,000	19,997,061
Barclays Bank PLC, 0.15%, 1/7/2014	125,000,000	124,996,875
Bedford Row Funding Corp.:
144A, 0.26%, 7/25/2014	23,000,000	22,965,947
144A, 0.3%, 4/22/2014	35,000,000	34,967,625
144A, 0.31%, 10/27/2014	77,000,000	76,801,746
144A, 0.42%, 1/3/2014	53,125,000	53,123,760
BNZ International Funding Ltd.:
144A, 0.17%, 3/5/2014	76,500,000	76,477,241
144A, 0.23%, 5/14/2014	90,000,000	89,923,525
Caisse Centrale Desjardins:
0.175%, 2/19/2014	24,000,000	23,994,283
0.18%, 3/26/2014	100,000,000	99,958,000
0.22%, 1/29/2014	70,500,000	70,487,937
Caisse des Depots et Consignations:
144A, 0.18%, 3/17/2014	50,000,000	49,981,250
144A, 0.2%, 3/24/2014	87,500,000	87,460,139
144A, 0.2%, 6/24/2014	21,000,000	20,979,700
Coca-Cola Co.:
0.11%, 1/13/2014	10,004,000	10,003,633
0.14%, 1/30/2014	16,116,000	16,114,182
Collateralized Commercial Paper Co., LLC:
0.22%, 3/17/2014	172,000,000	171,921,167
0.22%, 4/15/2014	178,000,000	177,886,871
Collateralized Commercial Paper II Co., LLC:
144A, 0.22%, 1/16/2014	132,500,000	132,487,854
144A, 0.22%, 3/18/2014	50,000,000	49,976,778
Commonwealth Bank of Australia, 144A, 0.22%, 5/6/2014	50,000,000	49,961,806
DBS Bank Ltd.:
144A, 0.235%, 3/11/2014	60,000,000	59,972,975
144A, 0.245%, 4/21/2014	85,000,000	84,936,368
Dexia Credit Local:
0.2%, 2/20/2014	25,000,000	24,993,056
0.325%, 8/18/2014	100,000,000	99,793,264
0.325%, 8/19/2014	50,000,000	49,896,181
DNB Bank ASA:
0.22%, 5/2/2014	40,000,000	39,970,422
0.22%, 5/7/2014	123,500,000	123,404,905
0.24%, 3/5/2014	44,700,000	44,681,226
0.24%, 3/7/2014	148,786,000	148,721,526
Erste Abwicklungsanstalt:
144A, 0.15%, 2/26/2014	99,100,000	99,076,877
144A, 0.19%, 1/10/2014	42,050,000	42,048,003
144A, 0.19%, 1/24/2014	58,000,000	57,992,959
0.194%, 2/10/2014	50,000,000	49,989,167
144A, 0.2%, 1/10/2014	99,000,000	98,995,050
0.2%, 1/31/2014	80,000,000	79,986,667
0.2%, 2/4/2014	35,000,000	34,993,389
0.2%, 2/10/2014	40,000,000	39,991,111
0.21%, 4/9/2014	70,000,000	69,959,983
0.215%, 3/6/2014	50,000,000	49,980,889
Exxon Mobil Corp., 0.075%, 2/12/2014	24,111,000	24,108,890
General Electric Capital Corp.:
0.06%, 1/9/2014	5,136,000	5,135,932
0.23%, 3/4/2014	56,700,000	56,677,540
0.24%, 1/8/2014	90,000,000	89,995,800
0.24%, 1/14/2014	143,000,000	142,987,607
Gotham Funding Corp.:
144A, 0.15%, 1/7/2014	14,422,000	14,421,639
144A, 0.18%, 1/27/2014	25,000,000	24,996,750
144A, 0.18%, 2/6/2014	50,000,000	49,991,000
144A, 0.19%, 3/6/2014	30,250,000	30,239,782
Hannover Funding Co., LLC:
0.2%, 1/31/2014	25,000,000	24,995,833
0.22%, 1/22/2014	16,000,000	15,998,133
Johnson & Johnson, 144A, 0.05%, 1/7/2014	200,000,000	199,998,333
Kells Funding LLC:
144A, 0.17%, 4/2/2014	45,000,000	44,980,662
144A, 0.185%, 1/14/2014	1,136,000	1,135,924
144A, 0.24%, 1/13/2014	24,500,000	24,498,040
144A, 0.25%, 8/12/2014	51,700,000	51,619,937
Kreditanstalt Fuer Wiederaufbau:
144A, 0.145%, 3/3/2014	100,000,000	99,975,431
144A, 0.16%, 1/6/2014	1,259,000	1,258,972
LMA Americas LLC, 144A, 0.17%, 1/10/2014	58,500,000	58,497,514
Manhattan Asset Fdg., 144A, 0.165%, 1/27/2014	50,000,000	49,994,042
Matchpoint Master Trust:
0.215%, 2/3/2014	90,094,000	90,076,244
0.215%, 2/10/2014	35,000,000	34,991,639
MetLife Short Term Funding LLC:
144A, 0.13%, 1/21/2014	2,276,000	2,275,836
144A, 0.17%, 2/26/2014	24,846,000	24,839,430
144A, 0.2%, 1/21/2014	6,500,000	6,499,278
144A, 0.21%, 6/2/2014	14,900,000	14,886,789
144A, 0.24%, 2/27/2014	30,000,000	29,988,600
144A, 0.25%, 2/3/2014	34,400,000	34,392,117
Nestle Capital Corp., 144A, 0.13%, 4/3/2014	2,484,000	2,483,175
New York Life Capital Corp.:
144A, 0.1%, 2/5/2014	8,640,000	8,639,160
144A, 0.1%, 2/25/2014	15,000,000	14,997,708
Nieuw Amsterdam Receivables Corp., 144A, 0.16%, 1/2/2014	3,870,000	3,869,983
Nordea Bank AB:
0.16%, 2/10/2014	2,644,000	2,643,530
0.22%, 3/24/2014	32,000,000	31,983,964
Nordea North America, Inc., 0.255%, 1/14/2014	100,000,000	99,990,792
Old Line Funding LLC, 144A, 0.23%, 6/5/2014	32,785,000	32,752,534
Oversea-Chinese Banking Corp., Ltd., 0.25%, 3/5/2014	60,000,000	59,974,275
PepsiCo, Inc., 0.06%, 1/7/2014	50,000,000	49,999,500
Procter & Gamble Co.:
0.08%, 3/3/2014	150,000,000	149,979,667
0.09%, 3/11/2014	45,000,000	44,992,237
Province of Quebec Canada:
0.08%, 1/14/2014	2,136,000	2,135,938
0.1%, 1/9/2014	80,000,000	79,998,222
PSP Capital, Inc.:
0.1%, 1/3/2014	4,000,000	3,999,978
0.12%, 1/15/2014	14,000,000	13,999,347
Regency Markets No. 1 LLC, 144A, 0.13%, 1/3/2014	8,000,000	7,999,942
Scaldis Capital LLC, 0.19%, 2/12/2014	100,000,000	99,977,833
Sinopec Century Bright Capital Investment Ltd., 0.33%, 1/16/2014	40,000,000	39,994,500
Skandinaviska Enskilda Banken AB, 0.28%, 5/8/2014	48,500,000	48,452,093
Standard Chartered Bank:
0.26%, 2/4/2014	65,000,000	64,984,039
0.27%, 5/19/2014	260,760,000	260,490,113
0.29%, 5/1/2014	190,000,000	189,816,333
Swedbank AB:
0.24%, 5/8/2014	50,700,000	50,657,074
0.255%, 5/6/2014	200,000,000	199,822,917
0.255%, 5/7/2014	25,000,000	24,977,687
Toronto-Dominion Holdings (U.S.A.), Inc, 0.12%, 1/6/2014	1,050,000	1,049,982
United Overseas Bank Ltd.:
0.17%, 2/18/2014	511,000	510,884
0.18%, 2/5/2014	110,000,000	109,980,750
Victory Receivables Corp., 144A, 0.18%, 2/3/2014	49,703,000	49,694,799
Walt Disney Co., 0.1%, 3/24/2014	30,000,000	29,993,167
Working Capital Management Co., 144A, 0.19%, 1/9/2014	8,999,000	8,998,620
		6,318,212,978
Issued at Par* 7.2%
Alpine Securitzation, 144A, 0.2%, 2/7/2014	180,250,000	180,250,000
ASB Finance Ltd., 144A, 0.26%, 6/11/2014	53,000,000	53,000,000
Atlantic Asset Securitization LLC:
144A, 0.194%, 2/27/2014	100,000,000	100,000,000
144A, 0.2%, 2/11/2014	50,000,000	49,999,527
Australia and New Zealand Banking Group Ltd., 144A, 0.157%, 4/7/2014	72,000,000	71,990,437
Barton Capital LLC, 144A, 0.184%, 3/27/2014	40,000,000	40,000,000
Fairway Finance LLC, 144A, 0.198%, 6/6/2014	25,000,000	25,000,000
Kells Funding LLC:
144A, 0.198%, 2/3/2014	100,000,000	100,000,000
144A, 0.227%, 10/22/2014	198,500,000	198,481,606
144A, 0.238%, 10/10/2014	75,000,000	75,000,000
144A, 0.255%, 11/17/2014	48,800,000	48,799,775
Nederlandse Waterschapsbank NV:
144A, 0.217%, 8/13/2014	150,000,000	150,000,000
144A, 0.248%, 11/3/2014	100,000,000	100,000,000
144A, 0.278%, 8/15/2014	67,200,000	67,200,000
PNC Bank NA:
0.25%, 3/17/2014	91,189,000	91,189,000
0.25%, 4/23/2014	63,500,000	63,500,000
Versailles Commercial Paper LLC, 144A, 0.227%, 2/7/2014	48,500,000	48,500,000
		1,462,910,345
Total Commercial Paper (Cost $7,781,123,323)		7,781,123,323

Government & Agency Obligations 2.6%
Other Government Related (a) 0.6%
European Investment Bank, 3.0%, 4/8/2014	61,700,000	62,146,776
International Bank for Reconstruction & Development, 0.15%*, 7/23/2014	61,600,000	61,602,966
		123,749,742
U.S. Government Sponsored Agencies 1.4%
Federal Home Loan Bank:
0.048%**, 1/21/2014	30,000,000	29,999,167
0.059%**, 2/10/2014	12,500,000	12,499,167
0.125%, 6/18/2014	12,100,000	12,097,187
0.13%, 3/19/2014	26,000,000	25,998,973
0.14%, 5/22/2014	18,000,000	17,999,162
Federal Home Loan Mortgage Corp.:
0.072%**, 1/8/2014	15,000,000	14,999,767
0.08%**, 4/24/2014	47,500,000	47,488,072
0.09%**, 5/22/2014	15,000,000	14,994,713
0.106%**, 1/23/2014	12,500,000	12,499,160
1.375%, 2/25/2014	27,000,000	27,050,003
Federal National Mortgage Association:
0.118%**, 2/24/2014	22,500,000	22,495,950
1.25%, 2/27/2014	25,000,000	25,042,701
2.75%, 3/13/2014	27,629,000	27,766,532
		290,930,554
U.S. Treasury Obligations 0.6%
U.S. Treasury Bills:
0.007%**, 1/30/2014	500,000	499,997
0.009%**, 5/22/2014	3,400,000	3,398,801
0.046%**, 1/9/2014	748,000	747,992
0.065%**, 2/20/2014	2,715,000	2,714,755
0.065%**, 2/20/2014	2,000,000	1,999,819
0.07%**, 2/27/2014	4,650,000	4,649,485
0.108%**, 4/3/2014	2,638,000	2,637,272
U.S. Treasury Notes:
1.25%, 2/15/2014	25,000,000	25,036,933
2.125%, 11/30/2014	15,000,000	15,268,709
2.625%, 7/31/2014	20,200,000	20,488,141
4.0%, 2/15/2014	33,000,000	33,155,143
		110,597,047
Total Government & Agency Obligations (Cost $525,277,343)		525,277,343

Short-Term Notes* 14.1%
Australia & New Zealand Banking Group Ltd., 144A, 0.306%, 11/19/2014	120,700,000	120,700,000
Bank of Nova Scotia:
0.24%, 4/9/2014	200,000,000	200,000,000
0.25%, 1/10/2014	135,000,000	135,000,000
0.26%, 9/3/2014	62,000,000	62,000,000
0.304%, 7/24/2014	85,000,000	85,000,000
Canadian Imperial Bank of Commerce, 0.28%, 5/16/2014	176,750,000	176,750,195
Commonwealth Bank of Australia, 144A, 0.24%, 6/11/2014	165,000,000	165,000,000
JPMorgan Chase Bank NA, 0.32%, 4/22/2019	164,250,000	164,250,000
Kommunalbanken AS:
144A, 0.15%, 2/26/2014	33,000,000	33,000,000
144A, 0.15%, 3/5/2014	100,000,000	100,000,000
Kreditanstalt Fuer Wiederaufbau, 0.423%, 1/17/2014	60,000,000	60,006,267
National Australia Bank Ltd., 144A, 0.965%, 4/11/2014	28,765,000	28,820,815
Rabobank Nederland NV:
0.189%, 4/30/2014	50,000,000	50,000,000
0.239%, 6/12/2014	151,500,000	151,500,000
0.273%, 5/8/2014	85,000,000	85,000,000
0.308%, 1/27/2014	150,000,000	150,000,000
0.328%, 12/1/2014	190,500,000	190,500,000
Royal Bank of Canada:
0.25%, 12/11/2014	83,000,000	83,000,000
0.28%, 4/17/2014	28,500,000	28,500,000
0.28%, 6/17/2014	53,500,000	53,500,000
0.3%, 2/28/2014	115,000,000	115,000,000
Svensk Exportkredit AB, 144A, 0.17%, 6/17/2014	66,600,000	66,600,000
Svenska Handelsbanken AB, 144A, 0.325%, 10/3/2014	168,000,000	168,000,000
Wells Fargo Bank NA:
0.217%, 3/7/2014	125,000,000	125,000,000
0.23%, 11/24/2014	17,810,000	17,810,000
0.25%, 12/10/2014	125,000,000	125,000,000
Westpac Banking Corp.:
0.257%, 5/9/2014	107,500,000	107,500,000
0.28%, 4/28/2014	15,000,000	15,000,000
Total Short-Term Notes (Cost $2,862,437,277)		2,862,437,277

Time Deposits 3.3%
Credit Agricole Corporate & Investment Bank, 0.04%, 1/2/2014	628,633,792	628,633,791
National Australia Bank Ltd., 0.01%, 1/2/2014	31,500,000	31,500,000
Total Time Deposits (Cost $660,133,791)		660,133,791

Municipal Investments 8.0%
Appling County, GA, Development Authority, State Power Co., Plant Hatch Project, 0.05%***, 9/1/2041	1,300,000	1,300,000
Arizona, Nuveen Premium Income Municipal Fund, Inc., Series T30017-I, 144A, 0.15%***, 8/1/2014, LIQ: Citibank NA	27,900,000	27,900,000
BlackRock MuniHoldings New Jersey Quality Fund, Inc., Series W-7-1727, 144A, AMT, 0.26%***, 7/1/2041, LIQ: Bank of America NA	30,000,000	30,000,000
BlackRock MuniHoldings New York Quality Fund, Inc., Series W-7-2436, 144A, AMT, 0.26%***, 7/1/2041, LIQ: Bank of America NA	40,000,000	40,000,000
BlackRock MuniYield Fund, Inc., Series W-7-2514, 144A, AMT, 0.26%***, 7/1/2041, LIQ: Bank of America NA	25,000,000	25,000,000
California, State General Obligation, 0.21%, 1/7/2014	15,600,000	15,600,000
California, State Kindergarten, Series A5, 0.02%***, 5/1/2034, LOC: Citibank NA	1,350,000	1,350,000
California, State University Revenue, 0.1%, 1/6/2014	95,614,000	95,612,672
California, Wells Fargo Stage Trust, Series 25C, 144A, 0.08%***, 11/1/2041, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	6,000,000	6,000,000
Channahon, IL, Morris Hospital Revenue, 0.05%***, 12/1/2034, LOC: U.S. Bank NA	5,125,000	5,125,000
Chicago, IL, 0.17%, 3/11/2014	53,300,000	53,282,633
Colorado, RBC Municipal Products, Inc. Trust, Series E-25, 144A, AMT, 0.09%***, 8/29/2014, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	22,000,000	22,000,000
De Kalb County, GA, Development Authority, 0.14%, 2/11/2014	625,000	624,958
Florida, North Broward Hospital District, Series A, 0.04%***, 1/15/2031, LOC: TD Bank NA	15,050,000	15,050,000
Forsyth, MT, Pollution Control Revenue, PacifiCorp Project, 0.03%***, 1/1/2018, LOC: JPMorgan Chase Bank NA	5,600,000	5,600,000
Harris County, TX, Cultural Education, 144A, 0.2%, 3/5/2014	25,000,000	25,000,000
Hawaii, Wells Fargo Stage Trust, Series 54C, 144A, 0.08%***, 4/1/2029, GTY: Freddie Mac, LIQ: Wells Fargo Bank NA	9,235,000	9,235,000
Illinois, State Educational Facilities Authority, Field Museum of Natural History, 144A, 0.04%***, 11/1/2032, LOC: JPMorgan Chase Bank NA	28,900,000	28,900,000
Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series F, 0.04%***, 11/15/2037, LOC: Barclays Bank PLC	30,000,000	30,000,000
Illinois, State Finance Authority Revenue, Presbyterian Homes, 0.07%***, 9/1/2024, LOC: Northern Trust Co.	18,655,000	18,655,000
Illinois, Wells Fargo Stage Trust, Series 50C, 144A, 0.08%***, 11/15/2035, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	9,110,000	9,110,000
Irvine, CA, Improvement Bond ACT 1915, Limited Obligation-Reassessment District, Series A, 0.02%***, 9/2/2050, LOC: U.S. Bank NA, California State Teacher's Retirement System	4,100,000	4,100,000
Johnson City, TN, Health & Educational Facilities Board, Hospital Revenue, Mountain States Health Alliance, Series B, 0.13%***, 8/15/2043, LOC: U.S. Bank NA	11,075,000	11,075,000
Kentucky, State Housing Corp. Revenue, Series O, 0.13%***, 1/1/2036, SPA: State Street Bank & Trust Co.	15,720,000	15,720,000
Louisville & Jefferson County, KY, Regional Airport Authority, UPS Worldwide Forwarding, Series A, AMT, 0.03%***, 1/1/2029	60,200,000	60,200,000
Maine, State Housing Authority, Mortgage Revenue, Series E-2, AMT, 0.06%***, 11/15/2041, SPA: State Street Bank & Trust Co.	8,000,000	8,000,000
Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Health Care, Series A, 0.06%***, 1/1/2035, LOC: Union Bank NA	28,900,000	28,900,000
Massachusetts, State Central Artery, Series B, 0.02%***, 12/1/2030, SPA: U.S. Bank NA	4,550,000	4,550,000
Metropolitan Washington, DC, Airport Authority Systems Revenue:
Series C-1, 144A, AMT, 0.04%***, 10/1/2033, LOC: Barclays Bank PLC	58,415,000	58,415,000
Series C-2, 0.05%***, 10/1/2039, LOC: Barclays Bank PLC	13,690,000	13,690,000
Michigan, Finance Authority, School Loan:
Series B, 0.13%***, 9/1/2050, LOC: PNC Bank NA	25,000,000	25,000,000
Series C, 0.13%***, 9/1/2050, LOC: Bank of Montreal	21,000,000	21,000,000
Michigan, RBC Municipal Products, Inc. Trust:
Series L-27, 144A, AMT, 0.1%***, 3/1/2031, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	19,245,000	19,245,000
Series L-25, 144A, AMT, 0.1%***, 9/1/2033, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	51,745,000	51,745,000
Minnesota, State Office of Higher Education Revenue, Supplementary Student:
Series B, AMT, 0.05%***, 12/1/2043, LOC: U.S. Bank NA	12,250,000	12,250,000
Series A, AMT, 0.05%***, 10/1/2046, LOC: U.S. Bank NA	22,500,000	22,500,000
Series A, 0.14%***, 12/1/2043, LOC: U.S. Bank NA	11,500,000	11,500,000
Mississippi, State Business Finance Commission, Gulf Opportunity Zone, Chevron U.S.A., Inc.:
Series C, 144A, 0.02%***, 11/1/2035, GTY: Chevron Corp.	1,320,000	1,320,000
Series I, 0.02%***, 11/1/2035, GTY: Chevron Corp.	4,095,000	4,095,000
New Hampshire, State Health & Education Facilities Authority Revenue, Higher Education Loan Corp., Series A, 0.11%***, 12/1/2032, LOC: Royal Bank of Canada	17,116,000	17,116,000
New Jersey, RIB Floater Trust, Series 14WE, 144A, 0.11%***, 7/3/2017, LIQ: Barclays Bank PLC , LOC: Barclays Bank PLC	32,000,000	32,000,000
New Jersey, State Housing & Mortgage Finance Agency, Multi-Family Housing Revenue, Series C, 0.12%***, 11/1/2039, LOC: Bank of America NA	9,930,000	9,930,000
New Mexico, Wells Fargo Stage Trust, Series 40C, 144A, 0.08%***, 8/1/2039, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	9,265,000	9,265,000
New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Series A-1, 0.06%***, 11/1/2031, LOC: Morgan Stanley Bank	20,650,000	20,650,000
New York, State Housing Finance Agency Revenue, 88 Leonard Street, Series A, 144A, 0.13%***, 11/1/2037, LOC: Landesbank Hessen-Thuringen	11,750,000	11,750,000
New York, State Housing Finance Agency Revenue, Housing West 29th LLC, Series A, 0.03%***, 5/1/2045, LOC: Wells Fargo & Co.	19,950,000	19,950,000
New York, State Urban Development Corp. Revenue, Series A3C, 0.05%***, 3/15/2033, SPA: JPMorgan Chase Bank NA	29,000,000	29,000,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:
Series B-3, 0.03%***, 6/15/2045, SPA: State Street Bank & Trust Co.	1,250,000	1,250,000
Series TR-T30001-I, 144A, 0.15%***, 6/15/2044, LIQ: Citibank NA	8,000,000	8,000,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Generation Resolution, Series FF-1, 0.03%***, 6/15/2044, SPA: Bank of America NA	5,950,000	5,950,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second Generation Resolution, Fiscal 2014, Series AA-1, 0.02%***, 6/15/2050, SPA: JPMorgan Chase Bank NA	33,000,000	33,000,000
Nuveen Dividend Advantage Municipal Fund, Series T30016-I, 144A, 0.15%***, 8/1/2014, LIQ: Citibank NA	70,300,000	70,300,000
Nuveen Select Quality Municipal Fund, Inc., Series 1-2525, 144A, AMT, 0.16%***, 5/1/2041, LIQ: Barclays Bank PLC	40,000,000	40,000,000
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series N, AMT, 0.06%***, 9/1/2036, SPA: State Street Bank & Trust Co.	72,600,000	72,600,000
Ohio, University Hospitals Health System, Inc., Hospital Revenue, Series C, 0.13%, 1/15/2050, LOC: Barclays Bank PLC	25,000,000	25,000,000
Ohio, Wells Fargo Stage Trust, Series 12C, 144A, 0.08%***, 3/1/2031, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	28,550,000	28,550,000
Oklahoma, Wells Fargo Stage Trust, Series 67C, 144A, 0.08%***, 9/1/2037, LIQ: Wells Fargo Bank NA	43,245,000	43,245,000
Palm Beach County, FL, Benjamin Private School Project Revenue, 0.07%***, 7/1/2025, LOC: Northern Trust Co.	11,075,000	11,075,000
Pennsylvania, State Economic Development Financing Authority, Unemployment Compensation Revenue, Series C, 0.05%***, 7/1/2024, LOC: PNC Bank NA	29,065,000	29,065,000
Puerto Rico, RIB Floater Trust, Series 8WE, 144A, 0.11%***, 9/30/2014, LOC: Barclays Bank PLC	27,000,000	27,000,000
San Jose, CA, Financing Authority, Series F, 0.09%***, 6/1/2034, LOC: Bank of America NA	56,760,000	56,760,000
Tennessee, Tennergy Corp., Gas Revenue, Stars Certificates, Series 2006-001, 0.12%***, 5/1/2016, LIQ: BNP Paribas, LOC: BNP Paribas	19,100,000	19,100,000
Texas, Dallas Performing Arts Cultural Facilities Corp., Center for the Performing Arts Foundation, Series B, 144A, 0.05%***, 9/1/2041, LOC: JPMorgan Chase Bank NA	58,510,000	58,510,000
Texas, State Veterans Housing Assistance Fund II, Series A, 144A, AMT, 0.08%***, 6/1/2034, SPA: Landesbank Hessen-Thuringen	16,200,000	16,200,000
Virginia, Capital Beltway Funding Corp., Toll Revenue, Series D, 0.03%***, 12/31/2047, LOC: Bank of Nova Scotia	50,000,000	50,000,000
Virginia, Federal Home Loan Mortgage Corp., Multi-Family Variable Rate Certificates, "A", Series M024, AMT, 0.1%***, 7/15/2050, LIQ: Freddie Mac	18,610,000	18,610,000
Volusia County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Cape Morris Cove Apartments, Series A, AMT, 0.06%***, 10/15/2042, LOC: JPMorgan Chase Bank NA	6,140,000	6,140,000
Washington, State Health Care Facilities Authority, Multicare Health Systems, Series D, 0.03%***, 8/15/2041, LOC: Barclays Bank PLC	3,740,000	3,740,000
Total Municipal Investments (Cost $1,612,406,263)		1,612,406,263

Repurchase Agreements 17.1%
Federal Reserve Bank of New York, 0.03%, dated 12/31/2013, to be repurchased at $3,000,005,000 on 1/2/2014 (b)	3,000,000,000	3,000,000,000
JPMorgan Securities, Inc., 0.4%, dated 3/18/2013, to be repurchased at $351,430,800 on 3/18/2014 (c)	350,000,000	350,000,000
The Toronto-Dominion Bank, 0.06%, dated 12/31/2013, to be repurchased at $110,000,367 on 1/2/2014 (d)	110,000,000	110,000,000
Total Repurchase Agreements (Cost $3,460,000,000)		3,460,000,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $18,967,901,803)†	93.8	18,967,901,803
Other Assets and Liabilities, Net	6.2	1,246,340,349
Net Assets	100.0	20,214,242,152

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2013.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes and variable rate demand preferred shares are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of December 31, 2013.

† The cost for federal income tax purposes was $18,967,901,803.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) Collateralized by $3,538,275,200 U.S. Treasury Bond, 3.0%, maturing on 5/15/2042 with a value of $3,000,005,018.

(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
3,473,658	Access Group, Inc.	0.418–1.538	11/22/2024– 10/27/2025	3,497,076
14,997	Ally Auto Receivables Trust	2.23	3/15/2016	15,128
1,000,000	AmeriCredit Automobile Receivables Trust	2.64	10/10/2017	1,030,213
2,626,863	Babson CLO, Inc.	0.471	1/18/2021	2,581,555
170,000	Banc of America Commercial Mortgage Trust	5.747	2/10/2051	188,426
3,255,000	Banc of America Merrill Lynch Commercial Mortgage, Inc.	4.933	7/10/2045	3,428,243
985,866,640	Bear Stearns Commercial Mortgage Securities Trust	0.099	2/11/2044	10,231,617
58,721	Brazos Higher Education Authority	0.356	9/25/2023	58,676
15,151	Chase Funding Trust	0.745	11/25/2034	14,101
17,032,000	Chase Issuance Trust	0.267–0.587	5/16/2016– 11/16/2020	17,019,076
2,607,513	Citigroup Mortgage Loan Trust, Inc.	0.81	8/25/2035	2,553,756
27,070,297	College Loan Corp Trust I	0.328–5.22	4/15/2025– 1/25/2047	24,158,498
836,748	Collegiate Funding Services Education Loan Trust	0.337	12/28/2021	1,161,109
898,840,513	Commercial Mortgage Trust	0.095	12/10/2049	8,683,564
4,186,968	Conseco Finance Home Equity Loan Trust	8.0	6/15/2032	4,587,357
28,289,001	GCO Education Loan Funding Trust	0.368	5/25/2025	27,604,758
14,029,297	Goal Capital Funding Trust	0.358	11/25/2026	15,158,622
1,786,841	GSAMP Trust	1.065	10/25/2034	1,574,710
4,475,000	Higher Education Funding I	Zero Coupon	1/1/2044	3,335,219
5,000,000	ING IM CLO Ltd.	1.384	4/15/2024	4,908,695
485,124,755	JP Morgan Chase Commercial Mortgage Securities Trust	0.064	12/12/2044	897,408
86,494,771	KKR Financial CLO Corp.	0.994	10/15/2017	86,311,547
145,235,366	LB-UBS Commercial Mortgage Trust	0.208	11/15/2040	535,212
6,654,428	Merrill Lynch Mortgage Investors Trust	0.365	8/25/2036	6,449,443
136,510,822	Morgan Stanley Capital I Trust	1.221	6/15/2044	6,329,461
5,194,160	Nelnet Student Loan Trust	0.318–0.398	11/23/2022– 1/25/2037	5,179,940
983,768	Northstar Education Finance, Inc.	0.338– 0.448	5/28/2026– 10/28/2026	1,232,345
6,400,000	OZLM Funding Ltd.	1.778	1/17/2026	6,390,964
29,423,261	Regatta Funding Ltd.	0.493	6/15/2020	34,688,292
383,567	Santander Drive Auto Receivables Trust	2.35–2.94	11/16/2015– 12/15/2017	386,155
1,024,168	Scholar Funding Trust	0.567	10/28/2025	1,016,855
3,179,552	SLC Private Student Loan Trust	4.75	6/15/2033	2,890,416
23,000,000	SLM Private Credit Student Loan Trust	0.513–0.573	3/15/2024– 12/15/2039	20,279,435
15,892,088	SLM Student Loan Trust	0.565–1.443	1/25/2021– 12/15/2033	15,884,696
50,246,111	US Education Loan Trust IV LLC	0.35–0.369	3/1/2025– 9/1/2047	42,146,599
Total Collateral Value				362,409,167

(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
2,000,000	Alabama Power Capital Trust V	3.347	10/1/2042	1,879,200
1,800,000	Altria Group, Inc.	4.0	1/31/2024	1,771,520
1,000,000	American International Group, Inc.	3.375	8/15/2020	1,020,770
604,000	Ameriprise Financial, Inc.	7.518	6/1/2066	672,714
7,707,471	Australia & New Zealand Banking Group Ltd.	0.853–2.4	10/6/2015– 11/23/2016	7,970,511
1,000,000	Bank of America Corp.	2.6	1/15/2019	1,010,645
7,170,000	Bank of Montreal	1.3–2.63	10/31/2014– 1/30/2017	7,360,100
5,836,403	Bank of Nova Scotia	1.05–2.15	3/20/2015– 8/3/2016	6,003,336
4,530,000	Canadian Imperial Bank of Commerce	0.9–2.75	9/19/2014– 1/27/2016	4,699,629
2,912,000	Citigroup, Inc.	1.3–5.375	11/15/2016– 5/15/2023	2,992,505
763,706	Coca-Cola Co.	2.45	11/1/2020	746,044
1,410,973	Colgate-Palmolive Co.	1.25	5/1/2014	1,418,597
145,000	Comcast Corp.	2.85	1/15/2023	136,286
500,000	Darden Restaurants, Inc.	4.5	10/15/2021	484,520
1,000,000	DDR Corp.	3.5	1/15/2021	981,833
1,000,000	Deutsche Bank AG	4.296	5/24/2028	916,745
3,000,000	DIRECTV Holdings LLC	3.8	3/15/2022	2,905,437
740,000	DNB Boligkreditt AS	2.1–2.9	10/14/2015– 3/29/2016	775,096
3,000,000	Five Corners Funding Trust	4.419	11/15/2023	2,971,467
3,591,614	Genworth Holdings, Inc.	4.8–4.9	8/15/2023– 2/15/2024	3,643,137
200,000	Hartford Financial Services Group, Inc.	6.1	10/1/2041	232,926
2,500,000	Hewlett-Packard Co.	4.65	12/9/2021	2,586,404
2,200,000	Hydro-Quebec	8.05	7/7/2024	3,022,708
2,738,746	International Business Machines Corp.	3.375	8/1/2023	2,713,337
3,687,204	Johnson & Johnson	3.375–4.375	12/5/2023– 12/5/2033	3,697,191
75,000	JPMorgan Chase & Co.	5.4	1/6/2042	83,027
3,820,000	Lorillard Tobacco Co.	3.75	5/20/2023	3,501,874
800,000	Molson Coors Brewing Co.	2.0	5/1/2017	806,227
1,000,000	Morgan Stanley	5.0	11/24/2025	1,011,077
2,410,000	National Australia Bank Ltd.	1.25–2.0	6/20/2017– 3/8/2018	2,387,801
925,000	Norfolk Southern Corp.	3.85	1/15/2024	914,786
3,500,000	Novartis Capital Corp.	4.125	2/10/2014	3,570,582
3,000,000	Pacific LifeCorp	5.125	1/30/2043	2,817,350
500,000	Piedmont Operating Partnership LP	3.4	6/1/2023	446,222
3,250,000	Plains Exploration & Production Co.	6.5	11/15/2020	3,594,583
2,000,000	PNC Financial Services Group, Inc.	6.75	NA	2,140,630
3,475,000	Qwest Corp.	6.875	9/15/2033	3,406,345
3,767,481	Royal Bank of Canada	0.625	12/4/2015	3,767,928
3,000,000	Sumitomo Mitsui Trust Bank Ltd.	1.024	9/16/2016	3,015,654
3,000,000	Thermo Fisher Scientific, Inc.	1.3–4.15	2/1/2017– 2/1/2024	2,983,628
7,646,397	The Toronto-Dominion Bank	1.5–2.2	7/29/2015– 3/13/2017	7,903,813
100,000	The Travelers Companies, Inc.	5.35	11/1/2040	110,600
750,000	Trinity Acquisition PLC	6.125	8/15/2043	779,309
3,250,000	Verizon Communications, Inc.	3.65–6.55	9/14/2018– 9/15/2043	3,852,398
2,870,000	Westpac Banking Corp.	1.375–2.45	11/28/2016– 5/30/2018	2,812,592
2,000,000	Yum! Brands, Inc.	3.875–5.35	11/1/2023– 11/1/2043	1,962,081
Total Collateral Value				114,481,165

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

GTY: Guaranty Agreement

LIQ: Liquidity Facility

LOC: Letter of Credit

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (e)	$—	$15,507,901,803	$—	$15,507,901,803
Repurchase Agreements	—	3,460,000,000	—	3,460,000,000
Total	$—	$18,967,901,803	$—	$18,967,901,803

There have been no transfers between fair value measurement levels during the year ended December 31, 2013.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investments: Investments in non-affiliated securities, valued at amortized cost	$15,507,901,803
Repurchase agreements, valued at amortized cost	3,460,000,000
Total investments, valued at amortized cost	18,967,901,803
Cash	1,092,819,530
Receivable for investments sold	151,072,768
Interest receivable	4,778,848
Other assets	375,168
Total assets	20,216,948,117
Liabilities
Accrued management fee	1,741,688
Accrued Trustees' fees	322,246
Other accrued expenses and payables	642,031
Total liabilities	2,705,965
Net assets, at value	$20,214,242,152

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Income: Interest	$52,842,375
Expenses: Management fee	30,735,594
Administration fee	7,318,269
Custodian fee	296,803
Professional fees	260,360
Reports to shareholders	18,713
Trustees' fees and expenses	861,306
Other	472,263
Total expenses before expense reductions	39,963,308
Expense reductions	(5,810,733)
Total expenses after expense reductions	34,152,575
Net investment income	18,689,800
Net realized gain (loss) from investments	269,542
Net increase (decrease) in net assets resulting from operations	$18,959,342

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$18,689,800	$32,909,674
Net realized gain (loss)	269,542	149,845
Net increase (decrease) in net assets resulting from operations	18,959,342	33,059,519
Capital transactions in shares of beneficial interest: Proceeds from capital invested	203,102,122,625	209,300,376,621
Value of capital withdrawn	(207,716,596,936)	(205,307,855,694)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(4,614,474,311)	3,992,520,927
Increase (decrease) in net assets	(4,595,514,969)	4,025,580,446
Net assets at beginning of period	24,809,757,121	20,784,176,675
Net assets at end of period	$20,214,242,152	$24,809,757,121

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
	2013	2012	2011	2010	2009
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20,214	24,810	20,784	34,432	42,466
Ratio of expenses before expense reductions (%)	.16	.17	.16	.17	.16
Ratio of expenses after expense reductions (%)	.14	.14	.15	.16	.14
Ratio of net investment income (%)	.08	.14	.10	.16	.43
Total Return (%)a,b	.08	.14	.11	.17	.48
a Total return would have been lower had certain expenses not been reduced. b Total return for the Portfolio was derived from the performance of Cash Reserves Fund Institutional.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Cash Management Portfolio (the "Portfolio'') is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as an open-end management investment company organized as a New York trust.

The Portfolio is a master fund. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated DWS feeder funds and unaffiliated feeder funds; with a significant ownership percentage of the Portfolio's net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2013, Cash Management Fund, Cash Reserves Fund Institutional, Cash Reserves Fund — Prime Series and DWS Money Market Series owned approximately 8%, 7%, 4% and 79%, respectively, of the Portfolio.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements. The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Portfolio, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated subcustodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

As of December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $3,460,000,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Portfolio's Investment Portfolio.

Federal Income Taxes. The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes an allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio.

Under the Investment Management Agreement, the Portfolio pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $3.0 billion of the Portfolio's average daily net assets	.1500%
Next $4.5 billion of such net assets	.1325%
Over $7.5 billion of such net assets	.1200%

For the period from January 1, 2013 through December 31, 2013, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.14% of the Fund's average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the year ended December 31, 2013, the Advisor waived a portion of its management fee aggregating $5,810,733, and the amount charged aggregated $24,924,861, which was equivalent to an annual effective rate of 0.10% of the Portfolio's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, the Administration Fee was $7,318,269, of which $516,750 is unpaid.

Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2013, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $1,459, of which $872 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Portfolio had no outstanding loans at December 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of Cash Management Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of Cash Management Portfolio (hereafter referred to as the "Portfolio'') at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements'') are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 21, 2014	PricewaterhouseCoopers LLP

Other Information

Money Market Fund Reform

In June 2013, the SEC proposed money market fund reform intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. The Financial Stability Oversight Council (FSOC), a board of U.S. regulators established by the Dodd-Frank Act, had also previously proposed similar recommendations for money market fund reform. If one or more of the SEC or FSOC proposals for money market fund reform were to be adopted in the future, such regulatory action may affect the fund's operations and/or return potential.

Advisory Agreement Board Considerations and Fee Evaluation

Cash Reserves Fund Institutional (the "Fund"), a series of DWS Money Market Trust, invests all of its assets in Cash Management Portfolio (the "Portfolio") in order to achieve its investment objective. The Portfolio's Board of Trustees approved the renewal of the Portfolio's investment management agreement (the "Portfolio Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and the Fund's Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio) approved the renewal of the Fund's investment management agreement with DIMA (the "Fund Agreement," and together with the Portfolio Agreement, the "Agreements") in September 2013. The Portfolio's Board of Trustees and the Fund's Board of Trustees are collectively referred to as the "Board."

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2013, all of the Portfolio's and Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of performance, fees and expenses, and profitability compiled by a fee consultant retained by the Portfolio's and the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Portfolio's and the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Portfolio and the Fund, and that the Fund Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA provides portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DIMA provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Portfolio's and the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the Fee Consultant using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2012, the Fund's gross performance (Institutional Class shares) was in the 3rd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Portfolio's and the Fund's investment management fee schedules and the Fund's operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.10% fees paid to DIMA under the respective administrative services agreements, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio's management fee, the Fund does not charge an additional investment management fee. The Board noted that the Fund's total (net) operating expenses, which include Portfolio expenses allocated to the Fund, were lower than the median of the applicable Lipper expense universe for Institutional Class shares (2nd quartile) (based on Lipper data provided as of December 31, 2012). The Board considered the Portfolio's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Portfolio and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted the expense limitation agreed to by DIMA. The Board also noted the significant voluntary fee waivers implemented by DIMA to ensure the Fund maintained a positive yield.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreements. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefit from any economies of scale. The Board noted that the Portfolio's management fee schedule includes fee breakpoints. The Board concluded that the Portfolio's and the Fund's fee schedules represent an appropriate sharing between the Portfolio and the Fund, as the case may be, and DIMA of such economies of scale as may exist in the management of the Portfolio and the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Portfolio and the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, CardioNet, Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site
dbadvisorsliquidity.com/US
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset & Wealth Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Nasdaq Symbol	BIRXX
CUSIP Number	23337T 128
Fund Number	500

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

CRFIN ST-2
(R-025790-3 2/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

CASH RESERVES FUND INSTITUTIONAL
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$19,437	$0	$0	$0
2012	$19,405	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Cash Reserves Fund Institutional, a series of DWS Money Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 28, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 28, 2014